                                                                  EXHIBIT 10.XXV

                                PROMISSORY NOTE
                                ---------------

$200,000.00                                                    February __, 1997


          FOR VALUE RECEIVED, Gothic Energy Corporation, an Oklahoma corporation, ("Borrower"), promises to pay to the order of Clarion Capital Corporation, of Cleveland, Ohio, or assigns (the "Holder"), at the principal office of Holder or such other place as Holder may specify in writing, on the date hereinafter provided, the principal sum of Two Hundred Thousand Dollars ($200,000.00), in lawful currency of the United States of America, together with simple interest thereon from the date hereof on the unpaid balance of principal from time to time outstanding at the annual rate of twelve percent (12%). Outstanding principal and accrued interest shall be payable on October 31, 1997 ("Maturity Date").

          If for any reason this Note is not paid in full on or before the Maturity Date, then and in such event the entire unpaid principal and interest accrued thereon at the Maturity Date shall automatically convert, without notice or other action by either Borrower or Holder, into that number of fully paid and nonassessable shares of Borrowers' voting common stock, par value $0.01 per share, determined by dividing the amount of unpaid principal and accrued interest due on the Maturity Date by a number equal to 75% of the closing bid price of the Borrower's common stock as reported on the National Association of Securities Dealers Automated Quotation System. Upon such conversion, Borrower shall promptly prepare and issue to Holder a certificate representing the shares of common stock issuable to Holder upon such conversion.

          Except as set forth in the preceding paragraph, the only other method of repayment or pre-payment of this note is if the Borrower repays to Bank One, Texas N.A., the Bridge Loan Facility and Special Drilling Facility as such terms are defined in that certain Restated Loan Agreement dated February 17, 1997, among Bank One, Texas N.A., as Agent for itself and certain other Banks and Borrower, Gothic Energy of Texas, Inc., and Gothic Gas Corporation, as Borrowers, either through raising equity capital or debt refinancing and in the event sufficient funds are raised thereby to pay this Note in full together with all accrued interest, this Note and all accrued interest shall be due and payable.

          No course of dealing between Borrower and Holder or any delay on the part of Holder in exercising any rights hereunder shall operate as a waiver of any rights of Holder.

          From time to time the Maturity Date of this Note may be extended or this Note may be renewed, in whole or in part, or a new Note of different form may be substituted for this Note, or changes may be made in consideration of loan extensions, and the Holder, from time to time, may waive or surrender, either in whole or in part, any rights given for the benefit of the Holder in connection with the payment of this Note; but no such occurrences shall in any manner affect, limit, modify, or otherwise impair any rights of the Holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such events. The Holder, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not effect or discharge the liability of any other person who is or might be liable thereon.

          Except as otherwise expressly specified in this Note, Borrower and each surety, guarantor, endorser, or other party liable for payment on this Note hereby waive diligence, presentment, demand, protest, and notice of any kind whatsoever, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any taking, release, or change in any security for payment of this Note.

          If this Note is placed in the hands of an attorney for collection, or if it is collected through legal or bankruptcy proceedings, Borrower agrees to pay all costs of collection, including but not limited to court costs and reasonable attorneys' fees.

          All agreements between or among Borrower and Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Holder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Holder shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between or among Holder and Borrower.

          This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, United States of America.

                                        GOTHIC ENERGY CORPORATION



                                        By:
                                           -------------------------------------
                                           Michael Paulk, President

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement is entered into this _______ day of February, 1997, by and between Gothic Energy Corporation, an Oklahoma corporation, and Clarion Capital Corporation, of Cleveland, Ohio.

          For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

          1.   Certain Definitions.  The following terms shall have the
               -------------------
respective meanings indicated.

               "Additional Registrable Securities" means (i) shares of Common
                ---------------------------------
Stock issued to Shareholder upon conversion of the Note in accordance with its terms, and (ii) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (i) above, until such time as such securities described in clauses (i) and (ii) above have been (x) distributed to the public pursuant to a registration statement covering such securities that has been declared effective by the Commission under the Securities Act, (y) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or
(z) repurchased by the Company.

               "Common Stock" means the common stock of the Company, par value
                ------------
$0.01 per share.

               "Company" means Gothic Energy Corporation, an Oklahoma
                -------
corporation.


               "Commission" means the United States Securities and Exchange
                ----------
Commission and its successors.

               "Note" means that certain Promissory Note dated February ______,
                ----
1997 from the Company to Shareholder in the principal amount of $200,000 due October 31, 1997.

               "Registrable Securities" means (i) 15,000 shares of Common Stock
                ----------------------
issued to Shareholder this date and (ii) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (i) above, until such time as such securities described in clauses (i) and (ii) above have been (x) distributed to the public pursuant to a registration statement covering such securities that has been declared effective by the Commission under the Securities Act, (y) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (z) repurchased by the Company.

               "Securities Act" means the Securities Act of 1933, as amended.
                --------------

               "Shareholder" means Clarion Capital Corporation, of Cleveland,
                -----------
Ohio.

          2.   Piggyback Registration Rights.
               -----------------------------

               (a) In the event that at any time or from time to time the Company proposes to register any class of equity securities under the Securities Act other than a registration statement on Forms S-4 or S-8 (or their successor forms), the Company will give prompt written notice (the "Registration Notice") to the holder or holders of Registrable Securities of its intention to effect such a registration and will, subject to the remaining provisions of this Agreement, include in such registration all Registrable Securities with respect to which the Company has received the written request from the holder thereof for inclusion therein within 15 days after the receipt of the Registration Notice (a "Piggyback Registration"). From and after receipt of such notice from the holder, the Company shall cause the specified Registrable Securities to be registered under the Securities Act and to effect and to comply with all such qualifications, compliances and requirements as may be necessary to permit the sale of such Registrable Securities in the manner described in the Registration Notice including, without limitation, qualification under applicable state securities laws (provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute general consent to service of process in any state.)

               (b)  If the registration described in this Section 2(a) is for
                                                          ------------
the account of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, all of the securities the Company proposes to sell for its own account (but not for the account of any other person) and (ii) second, such number of Registrable Securities requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that any reduction imposed upon holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

               (c)  If the registration described in this Section 2(a) is an
                                                          ------------
underwritten secondary registration on behalf of the holders of the Company's securities, and the managing underwriters advise the Company in writing that, in their opinion, the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration such number of Registrable Securities requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that any reduction imposed upon holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

               (d) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Agreement and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of its securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          3.   Registration of Additional Registrable Securities. If the Company
               -------------------------------------------------
shall not have paid the principal and accrued interest on the Note on or before September 1, 1997, the Company shall cause to be prepared and filed with the Commission and applicable state securities authorities a registration statement to register the Additional Registrable Securities under and in accordance with the provisions of the Securities Act and all applicable state securities laws (the "Additional Registration"). The Company shall use its reasonable efforts to cause the Additional Registration to become effective no later than the date the Additional Registrable Securities are issued to Shareholder upon conversion of the Company's indebtedness to Shareholder under the Note into Additional Registrable Securities.

          4.   Registration Expenses. The Company will pay all expenses
               ---------------------
necessary to effect registration of Registrable Securities and Additional Registrable Securities (other than underwriters' discounts and commissions and brokerage commissions and fees, if any, payable with respect to Registrable Securities and Additional Registrable Securities sold by the holders thereof), including, without limitation, printing expenses, fees of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., expenses of compliance with state securities laws, and accounting and legal fees and expenses.

          5.   Indemnification. In the event of any registration pursuant to
               ---------------
this Agreement covering Registrable Securities or Additional Registrable Securities, the Company will indemnify and hold harmless the holders and each person, if any, who controls the holders within the meaning of the Securities Act, against any losses, claims, damages, costs, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof), under the Securities Act or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or any said amendment or supplement, in reliance upon and in conformity with written information furnished by the holder specifically for use in the preparation thereof. The Company also agrees to reimburse the holders and each such controlling person for any legal or other expenses reasonably incurred by the holders or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action to the extent that the same are not incurred in connection with the provisions of the preceding sentence.

          6.   Assignment. The registration rights provided herein may be
               ----------
assigned to any person holding shares of Registrable Securities as reflected on the stock records of the Company.

          7.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Oklahoma except to the extent the laws of any other state are mandatorily applicable.

          Witness the execution hereof this _______ day of February, 1997.

                                    GOTHIC ENERGY CORPORATION


                                    By:
                                       -----------------------------------------
                                      Michael Paulk, President



                                    CLARION CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                         STOCK SUBSCRIPTION AGREEMENT
                         ----------------------------



          THIS STOCK SUBSCRIPTION AGREEMENT is entered into this _____ day of February, 1997, by and between Clarion Capital Corporation, of Cleveland, Ohio, ("Subscriber"), and Gothic Energy Corporation, an Oklahoma corporation (the "Company").

          WHEREAS, Subscriber desires to subscribe for 15,000 shares of the Company's authorized but unissued common stock.

          NOW, THEREFORE, the parties agree as follows:

          1.   Subscription for Stock.  (a) Subscriber hereby tenders its
               ----------------------
subscription and irrevocably subscribes for 15,000 shares of the common stock (the "Stock") of the Company at a price of $0.01 per share for a total of $150. A check for good funds in payment of the total purchase price of the Stock subscribed for, made payable to the Company, accompanies this Agreement. Upon acceptance of this Subscription Agreement by the Company, Subscriber specifically agrees to accept, adopt and be bound by each and every provision of this Agreement.

          (b) It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when this Stock Subscription Agreement is signed by the Company.

          (c) Subscriber agrees that this subscription is irrevocable and that Subscriber cannot cancel, terminate or revoke this subscription or any agreements of Subscriber hereunder and that this subscription and such agreements shall survive the death or disability of the undersigned.

          2.   Subscriber's Acknowledgements, Representations, Warranties and
               --------------------------------------------------------------
Agreements. Subscriber hereby makes the following acknowledgements,
----------
representations, warranties and agreements.

          (a)  Suitability.  Subscriber represents and warrants:
               -----------

               (i) That Subscriber is investing in Subscriber's own name or in the capacity indicated herein;

               (ii) That Subscriber is a corporation organized under the laws of the State of Ohio, and has no present intention of becoming a resident of any other state or jurisdiction;

               (iii) That Subscriber, either alone or together with Subscriber's legal, tax, business and financial advisors, has sufficient knowledge and experience in business, financial and investment matters to evaluate the merits and risks of an investment in the Company.

          (b)  Speculative Nature and Risk. Subscriber understands and
               ---------------------------
acknowledges the speculative nature of and risks of loss associated with an investment in the Stock, which may be subject to dilution. Subscriber represents and warrants that the Stock subscribed for constitutes an investment which is suitable and consistent with Subscriber's overall investment program and that Subscriber's financial condition enables Subscriber to bear the risks of this investment for an indefinite period of time, which may include the total loss of all payments made to the Company. Subscriber further represents that Subscriber has adequate means of providing for its current financial needs and personal contingencies and no need for liquidity in this investment and that Subscriber has sufficient financial and business experience to evaluate the merits and risks of an investment in the Company.

          (c)  Federal or State Securities Laws.  Subscriber understands and
               --------------------------------
acknowledges that the Stock being subscribed for has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), the Oklahoma Securities Act or applicable securities laws of any other state and Subscriber is aware that no federal or state agency has made any review, finding or determination regarding the terms of the purchase of the Stock nor any recommendation or endorsement of the Stock as an investment, and Subscriber must forego the security, if any, that such a review would provide.

          (d)  Acquisition for Own Account.  Subscriber understands and
               ---------------------------
acknowledges that the Stock is being offered and sold under an exemption from registration provided by Section 4(2) of the Act, and exemptions provided by applicable state securities laws and Subscriber warrants and represents that the Stock subscribed for is being acquired by Subscriber solely for Subscriber's own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. Subscriber represents and warrants that Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Stock subscribed for or which would guarantee Subscriber any profit or protect Subscriber against any loss with respect to the Stock. Further, Subscriber has no plans to enter into any such agreement or arrangement, and, consequently, Subscriber must bear the economic risk of an investment in the Stock for an indefinite period of time.

          (e)  Limitations on Resale or Transfer.  Subscriber understands and
               ---------------------------------
acknowledges that the Stock will be "restricted" as defined in Rule 144 under the Act and that therefore Subscriber can not offer to sell or otherwise transfer or distribute the Stock without registration thereof under both the Act and any applicable state securities laws, or unless an exemption is, in the opinion of the Company's counsel, available to Subscriber under the Act and any applicable state securities laws. Subscriber further understands and acknowledges that the restrictions on the transfer of the Stock will be noted on the books of the Company and that the stock certificate representing the Stock will bear a legend setting forth the restriction on the Stock's transferability in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ACTS.

          (f)  Independent Investigation and Advisors. Subscriber represents and
               --------------------------------------
warrants that in making the decision to purchase the Stock, Subscriber has relied upon his independent investigation of the Company and those of Subscriber's representatives, including Subscriber's own professional legal, tax, business and advisors, and that Subscriber and Subscriber's representatives have been given the opportunity to examine all relevant documents and to ask questions of and receive answers from the Company, or person(s) acting on its behalf, concerning the terms and conditions of Subscriber's purchase of the Stock and any other matters concerning an investment in the Company, and to obtain any additional information Subscriber deemed necessary to verify the accuracy of the information provided.

          3.   Reliance by Company.  Subscriber understands and acknowledges
               -------------------
that the Company will rely upon the representations, warranties, agreements and understandings made herein in making its decision whether to accept Subscriber's subscription, and that the foregoing representations, warranties, agreements and understandings shall survive any acceptance or rejection of a subscription for the Stock.

          4.   Indemnification.  Subscriber agrees to indemnify and hold
               ---------------
harmless the Company from and against any and all loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation or warranty of Subscriber contained in this Agreement.

          5.   Assignment.  Subscriber agrees not to transfer or assign this
               ----------
Agreement, or any of Subscriber's interest herein.

          6.   Entire Agreement.  This Agreement and all rights hereunder shall
               ----------------
be governed by, and interpreted in accordance with, the laws of the State of Oklahoma. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties hereto.

          IN WITNESS WHEREOF, Subscriber has executed and agrees to be bound by this Agreement on the day and year first above written.

CLARION CAPTAL CORPORATION


By:                                     Ohio Savings Plaza, Suite 510
   ----------------------------------   1801 East 9th Street
Signature of the Subscriber             Cleveland, Ohio 44114
Title:
      -------------------------------



-------------------------------------   ----------------------------------------
Print name of the Subscriber as it      Print the Subscriber's EIN Number
should appear on Stock Certificate

     The foregoing subscription is hereby accepted on behalf of the Company this ______ day of February, 1997, by its President.

                                        GOTHIC ENERGY CORPORATION



                                        ----------------------------------------
                                        Michael Paulk, President

                                PROMISSORY NOTE
                                ---------------

$1,800,000.00                                                  February __, 1997


          FOR VALUE RECEIVED, Gothic Energy Corporation, an Oklahoma corporation, ("Borrower"), promises to pay to the order of Loire Sextant, S.A., of London, England, or assigns (the "Holder"), at the principal office of Holder or such other place as Holder may specify in writing, on the date hereinafter provided, the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000.00), in lawful currency of the United States of America, together with simple interest thereon from the date hereof on the unpaid balance of principal from time to time outstanding at the annual rate of twelve percent (12%). Outstanding principal and accrued interest shall be payable on October 31, 1997 ("Maturity Date").

          If for any reason this Note is not paid in full on or before the Maturity Date, then and in such event the entire unpaid principal and interest accrued thereon at the Maturity Date shall automatically convert, without notice or other action by either Borrower or Holder, into that number of fully paid and nonassessable shares of Borrowers' voting common stock, par value $0.01 per share, determined by dividing the amount of unpaid principal and accrued interest due on the Maturity Date by a number equal to 75% of the closing bid price of the Borrower's common stock as reported on the National Association of Securities Dealers Automated Quotation System. Upon such conversion, Borrower shall promptly prepare and issue to Holder a certificate representing the shares of common stock issuable to Holder upon such conversion.

          Except as set forth in the preceding paragraph, the only other method of repayment or pre-payment of this note is if the Borrower repays to Bank One, Texas N.A., the Bridge Loan Facility and Special Drilling Facility as such terms are defined in that certain Restated Loan Agreement dated February 17, 1997, among Bank One, Texas N.A., as Agent for itself and certain other Banks and Borrower, Gothic Energy of Texas, Inc., and Gothic Gas Corporation, as Borrowers, either through raising equity capital or debt refinancing and in the event sufficient funds are raised thereby to pay this Note in full together with all accrued interest, this Note and all accrued interest shall be due and payable.

          No course of dealing between Borrower and Holder or any delay on the part of Holder in exercising any rights hereunder shall operate as a waiver of any rights of Holder.

          From time to time the Maturity Date of this Note may be extended or this Note may be renewed, in whole or in part, or a new Note of different form may be substituted for this Note, or changes may be made in consideration of loan extensions, and the Holder, from time to time, may waive or surrender, either in whole or in part, any rights given for the benefit of the Holder in connection with the payment of this Note; but no such occurrences shall in any manner affect, limit, modify, or otherwise impair any rights of the Holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such events. The Holder, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not effect or discharge the liability of any other person who is or might be liable thereon.

          Except as otherwise expressly specified in this Note, Borrower and each surety, guarantor, endorser, or other party liable for payment on this Note hereby waive diligence, presentment, demand, protest, and notice of any kind whatsoever, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any taking, release, or change in any security for payment of this Note.

          If this Note is placed in the hands of an attorney for collection, or if it is collected through legal or bankruptcy proceedings, Borrower agrees to pay all costs of collection, including but not limited to court costs and reasonable attorneys' fees.

          All agreements between or among Borrower and Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Holder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Holder shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between or among Holder and Borrower.

          This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, United States of America.

                                        GOTHIC ENERGY CORPORATION



                                        By:
                                           -------------------------------------
                                           Michael Paulk, President

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement is entered into this _______ day of February, 1997, by and between Gothic Energy Corporation, an Oklahoma corporation, and Loire Sextant, S.A., of London, England.

          For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

          1.   Certain Definitions. The following terms shall have the
               -------------------
respective meanings indicated.

               "Additional Registrable Securities" means (i) shares of Common
                ---------------------------------
Stock issued to Shareholder upon conversion of the Note in accordance with its terms, and (ii) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (i) above, until such time as such securities described in clauses (i) and (ii) above have been (x) distributed to the public pursuant to a registration statement covering such securities that has been declared effective by the Commission under the Securities Act, (y) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or
(z) repurchased by the Company.

               "Common Stock" means the common stock of the Company, par value
                ------------
$0.01 per share.

               "Company" means Gothic Energy Corporation, an Oklahoma
                -------
corporation.

               "Commission" means the United States Securities and Exchange
                ----------
Commission and its successors.

               "Note" means that certain Promissory Note dated February ______,
                ----
1997 from the Company to Shareholder in the principal amount of $1,800,000 due October 31, 1997.

               "Registrable Securities" means (i) 135,000 shares of Common Stock
                ----------------------
issued to Shareholder this date and (ii) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (i) above, until such time as such securities described in clauses (i) and (ii) above have been (x) distributed to the public pursuant to a registration statement covering such securities that has been declared effective by the Commission under the Securities Act, (y) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (z) repurchased by the Company.

               "Securities Act" means the Securities Act of 1933, as amended.
                --------------

               "Shareholder" means Loire Sextant, S.A., of London, England.
                -----------

          2.   Piggyback Registration Rights.
               -----------------------------

               (a) In the event that at any time or from time to time the Company proposes to register any class of equity securities under the Securities Act other than a registration statement on Forms S-4 or S-8 (or their successor forms), the Company will give prompt written notice (the "Registration Notice") to the holder or holders of Registrable Securities of its intention to effect such a registration and will, subject to the remaining provisions of this Agreement, include in such registration all Registrable Securities with respect to which the Company has received the written request from the holder thereof for inclusion therein within 15 days after the receipt of the Registration Notice (a "Piggyback Registration"). From and after receipt of such notice from the holder, the Company shall cause the specified Registrable Securities to be registered under the Securities Act and to effect and to comply with all such qualifications, compliances and requirements as may be necessary to permit the sale of such Registrable Securities in the manner described in the Registration Notice including, without limitation, qualification under applicable state securities laws (provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute general consent to service of process in any state.)

               (b)  If the registration described in this Section 2(a) is for
                                                          ------------
the account of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, all of the securities the Company proposes to sell for its own account (but not for the account of any other person) and (ii) second, such number of Registrable Securities requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that any reduction imposed upon holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

          (c)  If the registration described in this Section 2(a) is an
                                                     ------------
underwritten secondary registration on behalf of the holders of the Company's securities, and the managing underwriters advise the Company in writing that, in their opinion, the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration such number of Registrable Securities requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that any reduction imposed upon holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

          (d) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Agreement and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of its securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          3.   Registration of Additional Registrable Securities. If the Company
               -------------------------------------------------
shall not have paid the principal and accrued interest on the Note on or before September 1, 1997, the Company shall cause to be prepared and filed with the Commission and applicable state securities authorities a registration statement to register the Additional Registrable Securities under and in accordance with the provisions of the Securities Act and all applicable state securities laws (the "Additional Registration"). The Company shall use its reasonable efforts to cause the Additional Registration to become effective no later than the date the Additional Registrable Securities are issued to Shareholder upon conversion of the Company's indebtedness to Shareholder under the Note into Additional Registrable Securities.

          4.   Registration Expenses. The Company will pay all expenses
               ---------------------
necessary to effect registration of Registrable Securities and Additional Registrable Securities (other than underwriters' discounts and commissions and brokerage commissions and fees, if any, payable with respect to Registrable Securities and Additional Registrable Securities sold by the holders thereof), including, without limitation, printing expenses, fees of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., expenses of compliance with state securities laws, and accounting and legal fees and expenses.

          5.   Indemnification. In the event of any registration pursuant to
               ---------------
this Agreement covering Registrable Securities or Additional Registrable Securities, the Company will indemnify and hold harmless the holders and each person, if any, who controls the holders within the meaning of the Securities Act, against any losses, claims, damages, costs, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof), under the Securities Act or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or any said amendment or supplement, in reliance upon and in conformity with written information furnished by the holder specifically for use in the preparation thereof. The Company also agrees to reimburse the holders and each such controlling person for any legal or other expenses reasonably incurred by the holders or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action to the extent that the same are not incurred in connection with the provisions of the preceding sentence.

          6.   Assignment. The registration rights provided herein may be
               ----------
assigned to any person holding shares of Registrable Securities as reflected on the stock records of the Company.

          7.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Oklahoma except to the extent the laws of any other state are mandatorily applicable.

          Witness the execution hereof this _______ day of February, 1997.

                                    GOTHIC ENERGY CORPORATION


                                    By:
                                       ------------------------------------
                                       Michael Paulk, President



                                    LOIRE SEXTANT, S.A.


                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                         STOCK SUBSCRIPTION AGREEMENT
                         ----------------------------


          THIS STOCK SUBSCRIPTION AGREEMENT is entered into this _____ day of February, 1997, by and between Loire Sextant, S.A., of London, England, ("Subscriber"), and Gothic Energy Corporation, an Oklahoma corporation (the "Company").

          WHEREAS, Subscriber desires to subscribe for 100,000 shares of the Company's authorized but unissued common stock.

          NOW, THEREFORE, the parties agree as follows:

          1.   Subscription for Stock.  (a) Subscriber hereby tenders its
               ----------------------
subscription and irrevocably subscribes for 100,000 shares of the common stock (the "Stock") of the Company at a price of $0.01 per share for a total of $1,000. A check for good funds in payment of the total purchase price of the Stock subscribed for, made payable to the Company, accompanies this Agreement. Upon acceptance of this Subscription Agreement by the Company, Subscriber specifically agrees to accept, adopt and be bound by each and every provision of this Agreement.

          (b) It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when this Stock Subscription Agreement is signed by the Company.

          (c) Subscriber agrees that this subscription is irrevocable and that Subscriber cannot cancel, terminate or revoke this subscription or any agreements of Subscriber hereunder and that this subscription and such agreements shall survive the death or disability of the undersigned.

          2.   Subscriber's Acknowledgements, Representations, Warranties and
               ------------------------------
Agreements. Subscriber hereby makes the following acknowledgements,
----------
representations, warranties and agreements.

          (a)  Suitability.  Subscriber represents and warrants:
               -----------

               (i) That Subscriber is investing in Subscriber's own name or in the capacity indicated herein;

               (ii) That Subscriber is a corporation organized under the laws of London, England, and has no present intention of becoming a resident of any other state or jurisdiction;

               (iii) That Subscriber, either alone or together with Subscriber's legal, tax, business and financial advisors, has sufficient knowledge and experience in business, financial and investment matters to evaluate the merits and risks of an investment in the Company.

          (b)  Speculative Nature and Risk.  Subscriber understands and
               ---------------------------
acknowledges the speculative nature of and risks of loss associated with an investment in the Stock, which may be subject to dilution. Subscriber represents and warrants that the Stock subscribed for constitutes an investment which is suitable and consistent with Subscriber's overall investment program and that Subscriber's financial condition enables Subscriber to bear the risks of this investment for an indefinite period of time, which may include the total loss of all payments made to the Company. Subscriber further represents that Subscriber has adequate means of providing for its current financial needs and personal contingencies and no need for liquidity in this investment and that Subscriber has sufficient financial and business experience to evaluate the merits and risks of an investment in the Company.

          (c)  Federal or State Securities Laws.  Subscriber understands and
               --------------------------------
acknowledges that the Stock being subscribed for has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), the Oklahoma Securities Act or applicable securities laws of any other state and Subscriber is aware that no federal or state agency has made any review, finding or determination regarding the terms of the purchase of the Stock nor any recommendation or endorsement of the Stock as an investment, and Subscriber must forego the security, if any, that such a review would provide.

          (d)  Acquisition for Own Account.  Subscriber understands and
               ---------------------------
acknowledges that the Stock is being offered and sold under an exemption from registration provided by Section 4(2) of the Act, and exemptions provided by applicable state securities laws and Subscriber warrants and represents that the Stock subscribed for is being acquired by Subscriber solely for Subscriber's own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. Subscriber represents and warrants that Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Stock subscribed for or which would guarantee Subscriber any profit or protect Subscriber against any loss with respect to the Stock. Further, Subscriber has no plans to enter into any such agreement or arrangement, and, consequently, Subscriber must bear the economic risk of an investment in the Stock for an indefinite period of time.

          (e)  Limitations on Resale or Transfer.  Subscriber understands and
               ---------------------------------
acknowledges that the Stock will be "restricted" as defined in Rule 144 under the Act and that therefore Subscriber can not offer to sell or otherwise transfer or distribute the Stock without registration thereof under both the Act and any applicable state securities laws, or unless an exemption is, in the opinion of the Company's counsel, available to Subscriber under the Act and any applicable state securities laws. Subscriber further understands and acknowledges that the restrictions on the transfer of the Stock will be noted on the books of the Company and that the stock certificate representing the Stock will bear a legend setting forth the restriction on the Stock's transferability in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR

          APPLICABLE STATE SECURITIES ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ACTS.

          (f)  Independent Investigation and Advisors.  Subscriber represents
               --------------------------------------
and warrants that in making the decision to purchase the Stock, Subscriber has relied upon his independent investigation of the Company and those of Subscriber's representatives, including Subscriber's own professional legal, tax, business and advisors, and that Subscriber and Subscriber's representatives have been given the opportunity to examine all relevant documents and to ask questions of and receive answers from the Company, or person(s) acting on its behalf, concerning the terms and conditions of Subscriber's purchase of the Stock and any other matters concerning an investment in the Company, and to obtain any additional information Subscriber deemed necessary to verify the accuracy of the information provided.

          3.   Reliance by Company.  Subscriber understands and acknowledges
               -------------------
that the Company will rely upon the representations, warranties, agreements and understandings made herein in making its decision whether to accept Subscriber's subscription, and that the foregoing representations, warranties, agreements and understandings shall survive any acceptance or rejection of a subscription for the Stock.

          4.   Indemnification.  Subscriber agrees to indemnify and hold
               ---------------
harmless the Company from and against any and all loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation or warranty of Subscriber contained in this Agreement.

          5.   Assignment.  Subscriber agrees not to transfer or assign this
               ----------
Agreement, or any of Subscriber's interest herein.

          6.   Entire Agreement.  This Agreement and all rights hereunder shall
               ----------------
be governed by, and interpreted in accordance with, the laws of the State of Oklahoma. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties hereto.

          IN WITNESS WHEREOF, Subscriber has executed and agrees to be bound by this Agreement on the day and year first above written.



LOIRE SEXTANT, S.A.

By:                                     16 Savile Row
   --------------------------------     London, England WIX IAE
  Signature of the Subscriber
  Title:
        ---------------------------


-----------------------------------     ----------------------------------------
Print name of the Subscriber as it      Print the Subscriber's EIN Number
should appear on Stock Certificate

          The foregoing subscription is hereby accepted on behalf of the Company this ______ day of February, 1997, by its President.

                                        GOTHIC ENERGY CORPORATION



                                        ----------------------------------------
                                        Michael Paulk, President

                                PROMISSORY NOTE
                                ---------------

$2,500,000.00                                               February _____, 1997


          FOR VALUE RECEIVED, Gothic Energy Corporation, an Oklahoma corporation, ("Borrower"), promises to pay to the order of Loire Sextant, S.A., of London, England, or assigns (the "Holder"), at the principal office of Holder or such other place as Holder may specify in writing, on the date hereinafter provided, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00), in lawful currency of the United States of America, together with simple interest thereon from the date hereof on the unpaid balance of principal from time to time outstanding at the annual rate of five percent (5%). Outstanding principal and accrued interest shall be payable on April 18, 1997 ("Maturity Date").

          If for any reason this Note is not paid in full on or before the Maturity Date, then and in such event the entire unpaid principal and interest accrued thereon at the Maturity Date shall automatically convert, without notice or other action by either Borrower or Holder, into that number of fully paid and nonassessable shares of Borrowers' voting common stock, par value $0.01 per share, determined by dividing the amount of unpaid principal and accrued interest due on the Maturity Date by a number equal to 75% of the average of the previous five-day closing bid price of the Borrower's common stock as reported on the National Association of Securities Dealers Automated Quotation System. Upon such conversion, Borrower shall promptly prepare and issue to Holder a certificate representing the shares of common stock issuable to Holder upon such conversion. The Borrower shall use reasonable efforts to issue the stock in compliance with Regulation S under the Securities Act of 1933.

          Except as set forth in the preceding paragraph, the only other method of repayment or pre-payment of this note is if the Borrower repays to Bank One, Texas N.A., the Bridge Loan Facility and Special Drilling Facility as such terms are defined in that certain Restated Loan Agreement dated February 17, 1997, among Bank One, Texas N.A., as Agent for itself and certain other Banks and Borrower, Gothic Energy of Texas, Inc., and Gothic Gas Corporation, as Borrowers, either through raising equity capital or debt refinancing and in the event sufficient funds are raised thereby to pay this Note in full together with all accrued interest, this Note and all accrued interest shall be due and payable.

          No course of dealing between Borrower and Holder or any delay on the part of Holder in exercising any rights hereunder shall operate as a waiver of any rights of Holder.

          From time to time the Maturity Date of this Note may be extended or this Note may be renewed, in whole or in part, or a new Note of different form may be substituted for this Note, or changes may be made in consideration of loan extensions, and the Holder, from time to time, may waive or surrender, either in whole or in part, any rights given for the benefit of the Holder in connection with the payment of this Note; but no such occurrences shall in any manner affect, limit, modify, or otherwise impair any rights of the Holder not specifically waived, released or surrendered in writing, nor shall any maker, guarantor, endorser or any person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such events. The Holder, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not effect or discharge the liability of any other person who is or might be liable thereon.

          Except as otherwise expressly specified in this Note, Borrower and each surety, guarantor, endorser, or other party liable for payment on this Note hereby waive diligence, presentment, demand, protest, and notice of any kind whatsoever, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof, by any indulgences, or by any taking, release, or change in any security for payment of this Note.

          If this Note is placed in the hands of an attorney for collection, or if it is collected through legal or bankruptcy proceedings, Borrower agrees to pay all costs of collection, including but not limited to court costs and reasonable attorneys' fees.

          All agreements between or among Borrower and Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid, or agreed to be paid to Holder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Holder shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between or among Holder and Borrower.

          This Note shall be governed by and construed in accordance with the laws of the State of Oklahoma, United States of America.

                                        GOTHIC ENERGY CORPORATION


                                        By:
                                           ----------------------------
                                           Michael Paulk, President

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement is entered into this _______ day of February, 1997, by and between Gothic Energy Corporation, an Oklahoma corporation, and Loire Sextant, S.A., of London, England.

          For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

          1.   Certain Definitions.  The following terms shall have the
               -------------------
respective meanings indicated.

               "Additional Registrable Securities" means (i) shares of Common
                ---------------------------------
Stock issued to Shareholder upon conversion of the Note in accordance with its terms, and (ii) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (i) above, until such time as such securities described in clauses (i) and (ii) above have been (x) distributed to the public pursuant to a registration statement covering such securities that has been declared effective by the Commission under the Securities Act, (y) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or
(z) repurchased by the Company.

               "Common Stock" means the common stock of the Company, par value
                ------------
$0.01 per share.

               "Company" means Gothic Energy Corporation, an Oklahoma
                -------
corporation.

               "Commission" means the United States Securities and Exchange
                ----------
Commission and its successors.

               "Note" means that certain Promissory Note dated February ______,
                ----
1997 from the Company to Shareholder in the principal amount of $2,500,000 due April 18, 1997.

               "Registrable Securities" means (i) 100,000 shares of Common Stock
                ----------------------
issued to Shareholder this date and (ii) any securities issued in exchange for, as a dividend on, or in replacement of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights, if any), any shares of Common Stock in clause (i) above, until such time as such securities described in clauses (i) and (ii) above have been (x) distributed to the public pursuant to a registration statement covering such securities that has been declared effective by the Commission under the Securities Act, (y) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the Securities Act or (z) repurchased by the Company.

               "Securities Act" means the Securities Act of 1933, as amended.
                --------------

               "Shareholder" means Loire Sextant, S.A., of London, England.
                -----------

          2.   Piggyback Registration Rights.
               -----------------------------

               (a) In the event that at any time or from time to time the Company proposes to register any class of equity securities under the Securities Act other than a registration statement on Forms S-4 or S-8 (or their successor forms), the Company will give prompt written notice (the "Registration Notice") to the holder or holders of Registrable Securities of its intention to effect such a registration and will, subject to the remaining provisions of this Agreement, include in such registration all Registrable Securities with respect to which the Company has received the written request from the holder thereof for inclusion therein within 15 days after the receipt of the Registration Notice (a "Piggyback Registration"). From and after receipt of such notice from the holder, the Company shall cause the specified Registrable Securities to be registered under the Securities Act and to effect and to comply with all such qualifications, compliances and requirements as may be necessary to permit the sale of such Registrable Securities in the manner described in the Registration Notice including, without limitation, qualification under applicable state securities laws (provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute general consent to service of process in any state.)

               (b)  If the registration described in this Section 2(a) is for
                                                          ------------
the account of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, all of the securities the Company proposes to sell for its own account (but not for the account of any other person) and (ii) second, such number of Registrable Securities requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that any reduction imposed upon holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

               (c)  If the registration described in this Section 2(a) is an
                                                          ------------
underwritten secondary registration on behalf of the holders of the Company's securities, and the managing underwriters advise the Company in writing that, in their opinion, the number of shares of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration such number of Registrable Securities requested to be included therein which the managing underwriters advise the Company can be sold in such offering; provided, that any reduction imposed upon holders of Registrable Securities shall not be greater, on a percentage basis with respect to the Registrable Securities requested to be included, than the reduction imposed upon other persons with piggy-back registration rights requesting to be included in such registration whose rights are not expressly subordinate to those granted herein.

               (d) If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this Agreement and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of its securities, until a period of at least six months has elapsed from the effective date of such previous registration.

          3.   Indemnification. In the event of any registration pursuant to
               ---------------
this Agreement covering Registrable Securities, the Company will indemnify and hold harmless the holders and each person, if any, who controls the holders within the meaning of the Securities Act, against any losses, claims, damages, costs, expenses (including reasonable attorneys' fees), or liabilities (or actions in respect thereof), under the Securities Act or otherwise, which arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or any said amendment or supplement, in reliance upon and in conformity with written information furnished by the holder specifically for use in the preparation thereof. The Company also agrees to reimburse the holders and each such controlling person for any legal or other expenses reasonably incurred by the holders or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action to the extent that the same are not incurred in connection with the provisions of the preceding sentence.

          4.   Assignment. The registration rights provided herein may be
               ----------
assigned to any person holding shares of Registrable Securities as reflected on the stock records of the Company.

          5.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Oklahoma except to the extent the laws of any other state are mandatorily applicable.

          Witness the execution hereof this _______ day of February, 1997.

                                    GOTHIC ENERGY CORPORATION


                                    By:
                                       -----------------------------------------
                                       Michael Paulk, President



                                    LOIRE SEXTANT, S.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                         STOCK SUBSCRIPTION AGREEMENT
                         ----------------------------


          THIS STOCK SUBSCRIPTION AGREEMENT is entered into this _____ day of February, 1997, by and between Loire Sextant, S.A., of London, England, ("Subscriber"), and Gothic Energy Corporation, an Oklahoma corporation (the "Company").

          WHEREAS, Subscriber desires to subscribe for 135,000 shares of the Company's authorized but unissued common stock.

          NOW, THEREFORE, the parties agree as follows:

          1.   Subscription for Stock. (a) Subscriber hereby tenders its
               ----------------------
subscription and irrevocably subscribes for 135,000 shares of the common stock (the "Stock") of the Company at a price of $0.01 per share for a total of $1,350. A check for good funds in payment of the total purchase price of the Stock subscribed for, made payable to the Company, accompanies this Agreement. Upon acceptance of this Subscription Agreement by the Company, Subscriber specifically agrees to accept, adopt and be bound by each and every provision of this Agreement.

          (b) It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when this Stock Subscription Agreement is signed by the Company.

          (c) Subscriber agrees that this subscription is irrevocable and that Subscriber cannot cancel, terminate or revoke this subscription or any agreements of Subscriber hereunder and that this subscription and such agreements shall survive the death or disability of the undersigned.

          2.   Subscriber's Acknowledgements, Representations, Warranties and
               --------------------------------------------------------------
Agreements. Subscriber hereby makes the following acknowledgements,
----------
representations, warranties and agreements.

          (a)  Suitability.  Subscriber represents and warrants:
               -----------

               (i) That Subscriber is investing in Subscriber's own name or in the capacity indicated herein;

               (ii) That Subscriber is a corporation organized under the laws of London, England, and has no present intention of becoming a resident of any other state or jurisdiction;

               (iii) That Subscriber, either alone or together with Subscriber's legal, tax, business and financial advisors, has sufficient knowledge and experience in business, financial and investment matters to evaluate the merits and risks of an investment in the Company.

          (b)  Speculative Nature and Risk. Subscriber understands and
               ---------------------------
acknowledges the speculative nature of and risks of loss associated with an investment in the Stock, which may be subject to dilution. Subscriber represents and warrants that the Stock subscribed for constitutes an investment which is suitable and consistent with Subscriber's overall investment program and that Subscriber's financial condition enables Subscriber to bear the risks of this investment for an indefinite period of time, which may include the total loss of all payments made to the Company. Subscriber further represents that Subscriber has adequate means of providing for its current financial needs and personal contingencies and no need for liquidity in this investment and that Subscriber has sufficient financial and business experience to evaluate the merits and risks of an investment in the Company.

          (c)  Federal or State Securities Laws.  Subscriber understands and
               --------------------------------
acknowledges that the Stock being subscribed for has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), the Oklahoma Securities Act or applicable securities laws of any other state and Subscriber is aware that no federal or state agency has made any review, finding or determination regarding the terms of the purchase of the Stock nor any recommendation or endorsement of the Stock as an investment, and Subscriber must forego the security, if any, that such a review would provide.

          (d)  Acquisition for Own Account. Subscriber understands and
               ---------------------------
acknowledges that the Stock is being offered and sold under an exemption from registration provided by Section 4(2) of the Act, and exemptions provided by applicable state securities laws and Subscriber warrants and represents that the Stock subscribed for is being acquired by Subscriber solely for Subscriber's own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. Subscriber represents and warrants that Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Stock subscribed for or which would guarantee Subscriber any profit or protect Subscriber against any loss with respect to the Stock. Further, Subscriber has no plans to enter into any such agreement or arrangement, and, consequently, Subscriber must bear the economic risk of an investment in the Stock for an indefinite period of time.

          (e)  Limitations on Resale or Transfer.  Subscriber understands and
               ---------------------------------
acknowledges that the Stock will be "restricted" as defined in Rule 144 under the Act and that therefore Subscriber can not offer to sell or otherwise transfer or distribute the Stock without registration thereof under both the Act and any applicable state securities laws, or unless an exemption is, in the opinion of the Company's counsel, available to Subscriber under the Act and any applicable state securities laws. Subscriber further understands and acknowledges that the restrictions on the transfer of the Stock will be noted on the books of the Company and that the stock certificate representing the Stock will bear a legend setting forth the restriction on the Stock's transferability in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR

          APPLICABLE STATE SECURITIES ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ACTS.

          (f)  Independent Investigation and Advisors. Subscriber represents and
               --------------------------------------
warrants that in making the decision to purchase the Stock, Subscriber has relied upon his independent investigation of the Company and those of Subscriber's representatives, including Subscriber's own professional legal, tax, business and advisors, and that Subscriber and Subscriber's representatives have been given the opportunity to examine all relevant documents and to ask questions of and receive answers from the Company, or person(s) acting on its behalf, concerning the terms and conditions of Subscriber's purchase of the Stock and any other matters concerning an investment in the Company, and to obtain any additional information Subscriber deemed necessary to verify the accuracy of the information provided.

          3.   Reliance by Company. Subscriber understands and acknowledges that
               -------------------
the Company will rely upon the representations, warranties, agreements and understandings made herein in making its decision whether to accept Subscriber's subscription, and that the foregoing representations, warranties, agreements and understandings shall survive any acceptance or rejection of a subscription for the Stock.

          4.   Indemnification. Subscriber agrees to indemnify and hold harmless
               ---------------
the Company from and against any and all loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation or warranty of Subscriber contained in this Agreement.

          5.   Assignment.  Subscriber agrees not to transfer or assign this
               ----------
Agreement, or any of Subscriber's interest herein.

          6.   Entire Agreement. This Agreement and all rights hereunder shall
               ----------------
be governed by, and interpreted in accordance with, the laws of the State of Oklahoma. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties hereto.

          IN WITNESS WHEREOF, Subscriber has executed and agrees to be bound by this Agreement on the day and year first above written.



LOIRE SEXTANT, S.A.

By:                                            16 Savile Row
   ------------------------------------        London, England WIX IAE
   Signature of the Subscriber
   Title:
         ------------------------------


---------------------------------------        ---------------------------------
Print name of the Subscriber as it             Print the Subscriber's EIN Number
should appear on Stock Certificate

     The foregoing subscription is hereby accepted on behalf of the Company this ______ day of February, 1997, by its President.

                                               GOTHIC ENERGY CORPORATION



                                               ---------------------------------
                                               Michael Paulk, President